                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 9, 2002



                             LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-21213                 54-1807038
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)            Identification Number)



7925 JONES BRANCH DRIVE MCLEAN, VIRGINIA                           22102
(Address of principal executive offices)                         (Zip Code)



              Registrant's telephone number, including area code:
                                 (703) 873-2000



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5          OTHER EVENTS.

                On July 9, 2002, LCC International, Inc. ("LCC") issued a press release announcing that its subsidiary, LCC United Kingdom Limited ("LCC UK"), acquired 51 percent of the outstanding shares of Detron LCC Network Services B.V. (the "Company"), a newly-formed corporation organized under the laws of the Netherlands. The Company specializes in the provision of deployment, management and maintenance services to the wireless industry in the Netherlands. Its principal assets consist of customer contracts and office space and related equipment. The Company's workforce is comprised of 100 professionals and other employees.

                LCC UK acquired the shares of the Company from Westminster Capital BV ("Westminster") for EUR 1,454,000 in cash paid at closing. Additional purchase price of up to EUR 468,000 in cash will be payable if the Company meets performance targets based upon revenues and earnings before interest and taxes for the period May through December 2002 (the "Earnout Payment"). The Earnout Payment, if any, will be made on the earlier of (a) the date on which the Company's accountants have completed their review of the Company's financial statements for 2002 or (b) March 31, 2003. The closing portion of the purchase price was funded from LCC's cash accounts and it is contemplated that any Earnout Payment will be similarly funded.

                At the closing of the transaction LCC loaned the Company EUR 468,000 (an amount equal to the possible Earnout Payment) to fund certain working capital requirements for 2002. The loan is repayable on (a) the date on which the Earnout Payment becomes due and payable, and then only in the amount payable by LCC under the Earnout Payment and (b) to the extent not repaid to fund the Earnout Payment, then August 31, 2003. In addition, LCC is obligated to provide additional funding for 2002 and 2003 Company working capital requirements, to the extent not funded through a local working capital facility, in the aggregate amount of EUR 1,167,000, of which EUR 417,000 was provided at closing, EUR 561,000 will be advanced on July 15, 2002, and EUR 189,000 will be advanced on September 30, 2002. Westminster is obligated to provide funding on the same basis in an aggregate amount of EUR 1,122,000.

                As part of the transaction, LCC was granted an option to purchase Westminster's shares in the Company at any time after two years following the closing for a formula price based on the Company's earnings before interest, taxes, depreciation and amortization for the immediately preceding two years.

                Attached as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the July 9, 2002 press release.

ITEM 7          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

(c)             Exhibits.

99. Press Release, dated July 9, 2002, regarding LCC International, Inc.'s acquisition of 51 percent of Detron LCC Network Services B.V.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LCC INTERNATIONAL, INC.


Date: July 9, 2002                          By: /s/ Peter A. Deliso
                                               ---------------------------------
                                                Peter A. Deliso
                                                Vice President, General Counsel
                                                  and Secretary

                                  EXHIBIT INDEX


Exhibit         Description                                              Page
-------         -----------                                              ----

99.             Press Release, dated July 9, 2002.                         1